Exhibit 10.25
FIRST AMENDMENT TO CREDIT AGREEMENT
This First Amendment to Credit Agreement (this “Amendment”) dated as of November 30, 2018, is by and among ALARM.COM INCORPORATED, a Delaware corporation (“Alarm”), ALARM.COM HOLDINGS, INC., a Delaware corporation (“Holdings”, and together with Alarm, individually and collectively, jointly and severally, the “Borrower”), the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK (“SVB”), as the Issuing Lender and the Swingline Lender, and SVB, as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Issuing Lender and the Swingline Lender are party to that certain Credit Agreement dated as of October 6, 2017 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein, shall have the meanings assigned to such terms in the Credit Agreement; and
WHEREAS, the parties to the Credit Agreement have agreed to modify and amend certain additional terms and conditions of the Credit Agreement, subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Section 7.6 of the Credit Agreement. Section 7.6 of the Credit Agreement is hereby amended by (a) deleting “and” at the end of clause (c) thereof, (b) deleting the period at the end of clause (d) thereof and inserting a semicolon in lieu thereof, (c) deleting the period at the end of clause (e) thereof and inserting “; and” in lieu thereof, and (d) inserting the following new clause (f) immediately after clause (e):
“(f)    so long as no Event of Default shall have occurred and be continuing, Holdings may repurchase its Capital Stock pursuant to a stock repurchase plan approved by Holdings’ board of directors; provided that (i) on a pro forma basis after giving effect to any such repurchase, the Consolidated Leverage Ratio does not exceed 3.25:1.00, (ii) on a pro forma basis after giving effect to any such repurchase, the Borrower and its Subsidiaries shall be in pro forma compliance with the covenant set forth in Section 7.1(a), (iii) immediately after giving effect to any such repurchase, the aggregate amount of unrestricted cash and Cash Equivalents of the Loan Parties subject to a first priority perfected Lien in favor of the Administrative Agent shall be at least $25,000,000 and (iv) the aggregate amount of repurchases made pursuant to this clause (f) during the term of this Agreement shall not exceed $75,000,000.”
2.    Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Administrative Agent:

a.	This Amendment shall have been duly executed and delivered by the respective parties hereto and the Administrative Agent shall have received a fully executed copy hereof.

b.	All necessary consents and approvals to authorize this Amendment shall have been obtained by the applicable Loan Parties.

c.	No Default or Event of Default shall have occurred and be continuing.

d.
After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct, (i) to the extent qualified by materiality, in all respects, and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case they shall be true and correct in all respects or all material respects, as applicable, as of such earlier date).

e.	There shall not have occurred since December 31, 2017 any event or condition that has had or could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

f.
The Administrative Agent shall have received the fees, costs and expenses required to be paid pursuant to Section 4 of this Amendment (including the reasonable and documented fees and disbursements of legal counsel required to be paid thereunder which have been invoiced to the Borrower prior to the date hereof).

g.
All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to the Administrative Agent, in its sole discretion.

3.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and equitable principals (whether enforcement is sought by proceedings in equity or at law).

(b)The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are, (i) to the extent qualified by materiality, true and correct in all respects, and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all respects or all material respects, as applicable, as of such earlier date).

(c)The execution and delivery by each Loan Party of this Amendment, the performance by such Loan Party of its obligations hereunder and the performance of the Borrower under the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of such Loan Party and (ii) will not (A) violate any provisions of the certificate of incorporation or formation or organization or by-laws or limited liability company agreement or limited partnership agreement of such Loan Party or (B) constitute a violation by such Loan Party of any applicable material Requirement of Law.

Each Loan Party acknowledges that the Administrative Agent and the Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with each Loan Party in connection with this Amendment and in connection with the other Loan Documents. Each Loan Party understands and acknowledges that the Administrative Agent and the Lenders are entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and agrees that such reliance is reasonable and appropriate.
4.    Payment of Costs and Expenses. The Borrower shall pay to the Administrative Agent all reasonable costs and out-of-pocket expenses of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto or thereto (which costs include, without limitation, the reasonable and documented fees and expenses of any attorneys retained by the Administrative Agent).
5.    Choice of Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party hereto submits to the exclusive jurisdiction of the State and Federal courts in the Southern District of the State of New York; provided, however, that nothing in the Credit Agreement as amended by this Amendment shall be deemed to operate to preclude the Administrative Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of such Agent or such Lender. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.
6.    Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) shall be equally as effective as delivery of an original executed counterpart of this Amendment.
7.    Effect on Loan Documents.
(a)    The amendments set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Credit Agreement or of any Loan Documents or to prejudice any right or remedy which the Administrative Agent may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Credit Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair the Administrative Agent’s right to demand strict performance of all terms and covenants as of any date. Each Loan Party hereby ratifies and reaffirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party and agrees that none of the amendments or modifications to the Credit Agreement set forth in this Amendment shall impair such Loan Party’s obligations under the Loan Documents or the Administrative Agent’s rights under the Loan Documents. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Each Loan Party acknowledges and agrees that the Credit Agreement and each other Loan Document is still in full force and effect and acknowledges as of the date hereof that such Loan Party has no defenses to enforcement of the Loan Documents. Each Loan Party waives any and all defenses to enforcement of the Credit Agreement as amended hereby and each other Loan Document that might otherwise be available as a result of this Amendment of the Credit Agreement. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.
(b)    To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(c)    This Amendment is a Loan Document.
8.    Entire Agreement. This Amendment constitutes the entire agreement between the Loan Parties and the Lenders pertaining to the subject matter contained herein and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect hereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable. All references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import shall mean the Credit Agreement as amended hereby.
9.    Severability. The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the undersigned has caused this First Amendment to Credit Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

BORROWER:

ALARM.COM INCORPORATED

By: /s/ Daniel Ramos
Name: Daniel Ramos
Title: Senior Vice President
ALARM.COM HOLDINGS, INC.

By: /s/ Daniel Ramos
Name: Daniel Ramos
Title: Senior Vice President

Signature page 1 to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

SILICON VALLEY BANK,
as the Administrative Agent

By: /s/ Will Deevy
Name: Will Deevy
Title: Director

Signature page 2 to First Amendment to Credit Agreement

LENDERS:

SILICON VALLEY BANK,
as Issuing Lender, Swingline Lender and as a Lender

By: /s/ Will Deevy
Name: Will Deevy
Title: Director

Signature page 3 to First Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Monica Sevila
Name: Monica Sevila
Title: Senior Vice President

Signature page 4 to First Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/Troy Pierce
Name: Troy Pierce
Title: Vice President

Signature page 5 to First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Daglas P Panchal
Name: Daglas P Panchal
Title: Executive Director

Signature page 6 to First Amendment to Credit Agreement

Acknowledged and Agreed:
GUARANTORS:
POINTCENTRAL, LLC

By: /s/ Jeffrey Bedell
Name: Jeffrey Bedell
Title: Vice President
ENERGYHUB, INC.

By: /s/ Seth Frader-Thompson
Name: Seth Frader-Thompson
Title: President

ALARM.COM INTERNATIONAL HOLDINGS, LLC

By: /s/ Daniel Ramos
Name: Daniel Ramos
Title: SVP, Alarm.com Incorporated, Manager

BUILDING 36 TECHNOLOGIES, LLC

By: /s/ Jeffrey Bedell
Name: Jeffrey Bedell
Title: Manager

Signature page 7 to First Amendment to Credit Agreement

JTT INVESTMENT PARTNERS, LLC

By: /s/ William J. Ching
Name: William J. Ching
Title: Authorized Signatory
SECURITYTRAX LLC

By: /s/ Daniel Ramos
Name: Daniel Ramos
Title: SVP, Alarm.com Incorporated, Manager

ICN ACQUISITION, LLC

By: /s/ Daniel Ramos
Name: Daniel Ramos
Title: Secretary

ICONTROL NETWORKS CANADA, INC.

By: /s/ Daniel Ramos
Name: Daniel Ramos
Title: Secretary

Signature page 8 to First Amendment to Credit Agreement